©2008 Discover Financial Services May 20, 2008 Lehman Brothers Financial Services Conference Exhibit 99.1

©2008 Discover Financial Services
Notice
The following slides are part of a presentation by Discover Financial Services (the "Company") and
are intended to be viewed as part of that presentation. No representation is made that the information in these slides is complete.  The presentation has been prepared solely for informational purposes, is neither an offer to sell nor the solicitation of an offer to buy any security or instrument.
The information provided herein may include certain non-GAAP financial measures. The reconciliations of such measures to the comparable GAAP figures are included in the Company’s
Form 10-K for the year ended November 30, 2007 and the Company’s Form 10-Q for the quarter ended February 29, 2008, each of which is on file with the SEC.
The presentation contains forward-looking statements. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made, which reflect management’s estimates, projections, expectations or beliefs at that time and which are subject to risks and uncertainties that may cause actual results to differ materially. For a discussion of certain risks and uncertainties that may affect the future results of the Company, please see "Special Note Regarding Forward-Looking Statements," "Risk Factors," "Business –
Competition," "Business – Regulatory Matters" and "Management’s Discussion and Analysis of
Financial Condition and Results of Operations" in the Company’s Information Statement that is included as part of the Company’s Form 10-K for the year ended November 30, 2007, which is on file with the SEC.

3 ©2008 Discover Financial Services Business Overview U.S. Card Risk Management Payments Earnings, Capital and Funding Today’s Agenda Roy Guthrie Executive Vice President CHIEF FINANCIAL OFFICER

©2008 Discover Financial Services
• PULSE and Discover Network
third-party payments business
– 4,500+ financial institutions
– $96.8Bn network volume
(2)
• Diners Club International
expected to be acquired
• Discover cards issued on Discover
Network
–
6th
largest issuer
– $47.5Bn receivables
(1)
– $105.9Bn total volume
(2)
–
3rd
largest U.S. merchant network
Third-Party
Payments U.S. Card
Business Overview and Objectives
Note(s):
(1)
Receivables reported on a managed basis as of February 29, 2008
(2)
Volumes reported for the trailing four quarters ended 1Q08
©2008 Discover Financial Services
• 2.9% pretax ROMR
• 4%-8% loan growth
• Maintain strong credit quality
Objectives
• Global acceptance
• 18%+ third-party volume growth
• Complete acquisition/integrate Diners
Club International

©2008 Discover Financial Services
Performance Against Objectives
Objectives
U.S. Card
• 2.9% pretax ROMR
• Maintain credit quality
• Grow loans 4 - 8%
Third-Party Payments
• Grow credit and debit volume 18%+
International
• Close Goldfish sale in 2Q
• Close Diners Club acquisition
1Q Results
(1)
24% volume growth
3.1% pretax ROMR
4.37% charge-off rate
3.93% 30+ day delinquency
2% growth (43% reduction in balance
transfers, 5% growth in sales)
Note(s):
(1)
Managed basis
Closed
On track

6 ©2008 Discover Financial Services U.S. Card

7 ©2008 Discover Financial Services U.S. Card Growth Foundation • Distinctive brand • Leading reward • Proprietary network • World-class customer experience

Google

DISCOVER FINANCIAL SERVICES

McDonald's

ups

amazon.com

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services
15%
23%
24%
28%
58%
60%
AMEX Discover  Capital
One
Chase Citi BofA
Strong Brand
Unaided Issuer Brand Awareness
Source: GfK Arbor, 4Q07 data
2008 Brand Keys
Award Winners

©2008 Discover Financial Services
Citi
AMEX
JPM
Chase
Discover
BofA
Cap One
Discover Continues to Lead Cash Rewards
Household Ownership of
Cash Rewards Cards
(2)
Source: 2007 TNS Consumer Card Strategies Research Program
45%
4%
13%
15%
15%
14%
Note(s):
(1)
Comperemedia as of 1/9/08; per Discover fiscal quarters
(2)
Percentages add to >100% due to household use of multiple brands
15%
16%
22%
18%
16%
18%
18%
16%
15%
17%
20%
25%
27%
26%
24%
47%
41%
35%
41%
43%
4Q06 1Q07 2Q07 3Q07 4Q07
Discover Chase HSBC Other
Cash Reward Mail Share
(1)

Office DEPOT

KOHL'S expect great things

circuit city

BARNES & NOBLE www.bn.com

Sears

NIKE

TARGET

EVERY SEASON STARTS AT DICK'S SPORTING GOODS

JCPenney

Eddie Bauer EST. 1920

STARBUCKS COFFEE

CVS/pharmacy Expect something extra

BED BATH & BEYOND

GAP

BORDERS

BLOCKBUSTER

macy's way to shop

Red Lobster

DISCOVER FINANCIAL SERVICES

10 ©2008 Discover Financial Services Leverage Network Merchant Relationships ShopDiscover Partners 100+ Cashback Bonus Partners

©2008 Discover Financial Services
Large Merchants Small Merchants
Impact of Increased Acceptance
Acceptance Benefit
• Increase share of wallet
• Higher cardmember usage and
balance
• Improve new account response rates
• Appeal to new customer segments
Merchant Acceptance
% of Visa/MasterCard Merchants
~85%
(1)
3rd
party
acquirer
opportunity
~100%
Note(s):
(1)
Acceptance estimate based upon Roper survey and data provided by third party acquirers

©2008 Discover Financial Services
2007 J.D. Power
Card Satisfaction Index
Recognized Leader in Customer Experience
571
607
617
636
638
646 651
652
728 735
AMEX DFS Citi  Chase U.S.
Bank
WaMu Wells
Fargo
Cap
One
BofA   HSBC
#1 Rewards
Discover
Ranking
Satisfaction
Categories
#2 Problem Resolution
#2 Fees/Rates
#1 Billing/Pmt Proc
#2 Benefits/Features
Source: 2007 Credit Card Satisfaction Study-J.D. Power

©2008 Discover Financial Services
44%
44%
58%
67%
72%
77%
Discover Citi AMEX BofA Capital
One
Chase
Customer Experience Drives Cardmember Loyalty
Note(s):
(1)
Excluding Discover Financial Services and American Express
(2)
Latest Master Trust balances as of 3/18/08; based on receivables
(3)
Weighted average tenure of the receivables that are assets of the Chase Issuance Trust
> 5 Years
Cardmember Attrition Portfolio Tenure
(2)
(3)
4.5%
9.1%
Discover U.S. Industry Average
Source: Cardweb’s January 2007 Monthly Survey
(1)

14 ©2008 Discover Financial Services Risk Management

©2008 Discover Financial Services
Risk Management Approach
• Prudent risk management orientation
• Strong analytic talent
• State-of-the-art statistical tools and systems
–
Profit-based decisioning
–
Tradeline credit bureau data
–
Customer level line increase/decrease strategies
–
Internally developed models and strategies

©2008 Discover Financial Services
3.0%
3.5%
4.0%
4.5%
4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Discover Industry
Master Trust 30+ Day Dollar Delinquency Rate
(1)
-60%
-40%
-20%
0%
20%
40%
60%
4Q05 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08
Discover Industry
Master Trust YOY Variance in Net Loss Rate
(1)
Source:
(1)
Industry includes Bank of America, Capital One, Chase and Citigroup
Credit Trends Versus Peers

©2008 Discover Financial Services
Portfolio Positioning in Current Environment
DFS Homeownership Distribution
(2)
DFS Mortgage Distribution
(2)
Demographic Profile
(1)
73%
48%
42%
65%
36%
30%
Married College Graduate Income > $75K
Discover Other Issuers
Mortgages
54%
Own
Outright
21%
Rent,
Other
25%
Fixed
Prime
73%
Fixed Non-
Prime
9%
ARM Non-
Prime
3%
ARM Prime
15%
Source:
(1)
TNS Financial Services’ 2007 Consumer Card Study
(2)
Based on Credit Bureau and internal data as of 4Q07

©2008 Discover Financial Services
44%
44%
58%
67%
72%
77%
Discover Citi AMEX BofA Capital
One
Chase
10%
12%
12%
15%
14%
17%
6% 6%
7%
8%
9%
16%
18%
18%
22%
25%
6%
21%
Discover Chase Capital
One
Citibank BofA AMEX
California Florida
Portfolio Positioning Versus Peers
Source: Master Trust balances as of 3/18/08; based on receivables
Note(s):
(1)
Weighted average tenure of the receivables that are assets of the Chase Issuance Trust
(2)
As represented by Chase’s CHAIT Master Trust
(1)
(2)
Distribution of Receivables Portfolio Tenure
> 5 Years

19 ©2008 Discover Financial Services Payments

DISCOVER NETWORK

pulse

Diners Club International

DISCOVER FINANCIAL SERVICES

©2008 Discover Financial Services
Discover Network
- Branded, scaleable, signature network
- Broad product range with unique
functionality
- ‘Closed loop’ network benefits
- Reciprocal agreements with
ChinaUnion Pay and JCB
- 3
rd
largest PIN / POS network
- Global payments network
- POS and ATM acceptance across
185 countries
$101Bn 20+
$91Bn 4,500+
$31Bn 40+
Overview                                             Volume
(1)
Issuers
(2)
Note(s):
(1)
Discover Network and Pulse volumes for trailing four quarters ending 1Q08; Diners Club volume for calendar year 2007
(2)
Diners Club issuers are licensees
(3)
Diners Club acquisition expected to close within 90 days of April 4, 2008, subject to regulatory approval and satisfaction of other closing conditions
(3)

©2008 Discover Financial Services
Acquisition of Diners Club International
©2008 Discover Financial Services
Rationale
• Unique opportunity to achieve global merchant acceptance
• Accelerates Payments business volume/revenue
• Enhances appeal to issuers, consumers, merchants and licensees
Key Terms
• Purchase price of $165MM, all cash
• Closing anticipated within 90 days of April 4, 2008
• Near-term modest positive pretax profit contribution to Third-Party
Payments of $10-$15MM

©2008 Discover Financial Services
Diners Club International Structure
Licensees Franchisor
Merchants/ATMs
• 8 million
• 185 countries
Cardholders
$31Bn
Volume
• Owner and licensor of
brand
• Approves programs and
annual business plan
• Processes all cross-
border transactions and
provides currency
conversion
• Sets policies &
procedures
• 6 million
cards issued
• Exclusive license to
issue cards and acquire
merchants within
geographic market
• Pay royalty fees
to franchisor
• Responsible for local
regulatory compliance
• 40+ licensees

23 ©2008 Discover Financial Services Earnings, Capital and Funding

24 ©2008 Discover Financial Services 1Q 2008 Highlights EPS $0.50 Net Income $239MM Return on Average Equity 17% Continuing Operations

1Q90
1Q92
1Q94
1Q96
1Q98
1Q00
1Q02
1Q04
1Q06
1Q08(1)

DISCOVER
FINANCIAL SERVICES

©2008 Discover Financial Services
0
1
2
3
4
5
6
7
8
9
10
1M LIBOR Charge-Off Rate
Margin Offsets to Rising Credit Losses
• Market funding costs
generally decline when
losses rise
• Fixed rate APR accounts
maintain pricing
• Higher delinquency rates
trigger higher finance
charges and late fees
• Potential reduction in promo
BTs supports higher yield
• Higher loan loss reserves
when delinquencies rise
• I/O asset revalues with
changes in charge-offs and
funding costs
Margin Response to Rising
Credit Losses
Industry Credit Card Losses Generally
Move Opposite to Market Interest Rates
Source: Federal Reserve and Economy.com
Note(s):
(1)
1Q08 data is quarter to date through 3/11/08
(2)
Represents credit card consumer loan charge-offs for top 100 commercial banks
(%)
(2)

©2008 Discover Financial Services
1Q Results – U.S. Card (Managed Basis)
Note(s):
(1)
Managed receivables
$MM % MR (1) $MM % MR (1) YOY %
Interest Margin $888 7.7% $983 8.1% 11%
Other Revenue 490 4.2% 602 5.0% 23%
Total Revenue $1,378 11.9% $1,585 13.1% 15%
Charge-Offs 447 3.9% 527 4.3% 18%
Reserve Build (41) -0.4% 100 0.8% N/M
Total Provision $406 3.5% $627 5.2% 54%
Expense 572 4.9% 583 4.8% 2%
Pretax Income
$400 3.5% $375 3.1%
(6%)
Average Receivables (Bn) $47.0 $48.9 4%
Sales (Bn)
$22.0 $23.2
5%
1Q07 1Q08

©2008 Discover Financial Services
1
st
Quarter Results – Third-Party Payments
(MM) 1Q07 1Q08 YOY %
Total Revenue $31 $35 12%
Total Expense
19 19 0%
Pretax Income $12 $16 30%
Operating Profit Margin 38% 44%
Volumes (Bn)
PULSE $20.0 $24.8 24%
Third-Party Issuers $1.2 $1.5 27%

©2008 Discover Financial Services
Asset-Backed Securitization
ABS Market Update
• ABS market continues to be
challenging but open for AAA
issuance
– Total 2008 YTD issuance of
$34.8Bn versus $30.8Bn
in 2007 YTD (1)
• Depth of market participation has
been reduced and sub bonds are
being retained
• Discover has been active with three
recent public deals totaling $2.75Bn
• New issuances at wider spreads
and typically shorter durations
$1.6
$1.1
$2.6
$1.6
$3.7
$1.2
$2.3
$2.9
1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08
Total ABS Issuance ABS Maturities
Source:
(1)
Bank of America; ABS issuance through May
1st
for 2007 and 2008
Issuance
Maturities
Discover Card Master Trust/ DCENT (Bn)

©2008 Discover Financial Services
Credit Card Master Trust Excess Spreads
0%
2%
4%
6%
8%
10%
12%
Feb-07 Jan-07 Feb-07 Mar-07 Apr-07 May-07 Jun-07 Jul-07 Aug-07 Sep-07 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08
Discover
(I/C Subgroup)
Average of JPM, BofA, Citi (CHAIT,BACCT,CCCIT)

©2008 Discover Financial Services
$3.5
$18.5
$3.0
Brokered
Direct to Consumer and Others
Sweeps
Bank Deposit Funding
• CDs are issued through top tier
U.S. wealth management firms
• Discover continues to focus on
extending maturity profile by
issuing deposits in longer
tenures
• Direct-to-consumer deposit
issuance continues to grow
Bank Deposits – 1Q08 (Bn)

©2008 Discover Financial Services
Contingent Funding Sources
At Spin
(Bn) June 2007 November 2007 February 2008
Cash $5.1 $8.3 $8.3
AAA ABS Capacity 2.4 4.7 6.0
Bank Revolver 2.5 2.5 2.5
Total Contingent Funding $10.0 $15.5 $16.9

©2008 Discover Financial Services
10.5%
10.2%
11.5%
3Q07 4Q07 1Q08
Capital Management
Tangible Equity/Net Managed
Receivables Capital Management
• Capital has strengthened since
spin-off
–
Solid earnings
–
Sale of U.K. business
• Quarterly dividends of $0.06 per
share since spin-off
• Authorized up to $1 billion of share
repurchases over the next 3 years
• Long-term ratings at
Discover Bank
•
Fitch BBB+
•
Moody’s Baa2
•
S&P BBB
Note(s):
(1)
Net managed receivables include receivables of Goldfish Bank for 3Q07 and 4Q07; were reclassified to discontinued operations in 1Q08
(1) (1)

©2008 Discover Financial Services
2008 Outlook
©2008 Discover Financial Services
• Continued rise in delinquencies and charge-offs
• Spreads should widen as cost of funds decreases
• Funding environment choppy; ABS available, but remain at wider spreads
Our Response:
• Maintain lower balance transfer volumes/loan growth
• Maintain prime underwriting focus
• Remain conservative on liquidity and capital
• Aggressive focus on payments opportunities

34 ©2008 Discover Financial Services Q&A